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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 22, 1999
                                                         --------------

                               Budget Group, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-78274                59-3227576
-------------------------------  -------------------    ---------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


   125 Basin Street, Suite 210, Daytona Beach, FL             32114
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (904) 238-7035
                                                   ---------------

Former name or former address, if changed since last report:  N/A
                                                             -----



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ITEM 5.   OTHER EVENTS

     On March 22, 1999, Budget Group, Inc. issued a press release announcing that it proposes to issue $350 million of senior notes due 2006 pursuant to transactions exempt from the registration requirements of the Securities
Act of 1933. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

Reference
 Number                          Description of Exhibit
---------         ------------------------------------------------------
  99.1            Press Release dated March 22, 1999

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BUDGET GROUP, INC.
                                     (Registrant)


Date: March 22, 1999                 By:  /s/  THOMAS L. KRAM
                                          -------------------------------------

                                          Thomas L. Kram
                                          Vice President - Controller